Exhibit 10.2

Execution Version

AMENDMENT NO. 1 AND JOINDER TO CREDIT, SECURITY AND GUARANTY AGREEMENT

This AMENDMENT NO. 1 AND JOINDER TO CREDIT, SECURITY AND GUARANTY AGREEMENT (this “Agreement”) is made as of this 10th day of September, 2015 (the “Effective Date”), by and among quotient biodiagnostics, inc., a Delaware corporation (the “Borrower”), the other Credit Parties listed on the signature pages hereof, MIDCAP FINANCIAL TRUST, a Delaware statutory trust, as administrative agent (together with its successors and assigns, the “Agent”), and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A. Pursuant to that certain Amended and Restated Credit, Security and Guaranty Agreement, dated as of August 3, 2015 (the “Original Credit Agreement” and as the same is amended hereby and as it may be hereafter amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, Quotient Limited, a company incorporated under the laws of Jersey (“Quotient Limited”), Alba Bioscience Limited, a company incorporated in Scotland (“Alba”), QBD (QS IP) Limited, a company incorporated under the laws of Jersey (“QBD”), Quotient Suisse SA, a company formed under the laws of Switzerland (“Quotient Suisse” and together with Quotient Limited, Alba and QBD, the “Existing Guarantors”), the Agent and the Lenders, the Lenders agreed to make available to Borrower term loans in an aggregate amount of $50,000,000.  Capitalized terms used but not otherwise defined in this Agreement, including in these Recitals, shall have the meanings set forth in the Credit Agreement.

B. Pursuant to Section 6.8 of the Credit Agreement, subject to the conditions set forth therein, the Credit Parties are required to cause certain subsidiaries to become Credit Parties under the Credit Agreement upon the formation, incorporation or acquisition of any such subsidiaries.

C. Borrower desires to join Quotient Biocampus Limited, a company incorporated in Scotland (“New Guarantor” and together with the Existing Guarantors, the “Guarantors” and each a “Guarantor”), as a Guarantor in accordance with Section 6.8 of the Credit Agreement and subject to and in accordance with the terms and conditions of this Agreement and the applicable requirements of the Credit Agreement, and the Agent and Lenders constituting at least Required Lenders are willing to enter into this Agreement to join New Guarantor as a Guarantor under the Credit Agreement and the other Financing Documents.

D. Borrower has requested that Agent and Lenders agree to amend certain provisions of the Original Credit Agreement to, among other things, (i) permit the creation and continued operation of the New Guarantor, (ii) allow the New Guarantor to enter into certain Scottish Lease Documents and enter into an intercompany lease agreement with Alba with respect to the Scottish Real Property (as defined below) and (iii) permit the acquisition by the New Guarantor of certain real property more particularly described in the Scottish Ground Lease (the “Scottish Real Property”).

E. Agent and Lenders, subject to and in accordance with the terms and conditions of this Agreement and the applicable requirements of the Credit Agreement, are willing to agree to such request.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Recitals.   This Agreement shall constitute a Financing Document and the Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement.

2. Joinder of New Guarantor.  By executing and delivering this Agreement, New Guarantor hereby becomes a party to the Credit Agreement and such other Financing Documents applicable to it as a Guarantor and expressly assumes all of the Obligations of a Guarantor under and agrees to be bound by the terms and conditions of the Credit Agreement and the other Financing Documents in the same manner as and to the same extent of any other Guarantor as if it had been an original signatory thereto (the “Joinder”).

Mid-Cap / Quotient – Amendment No. 1 and Joinder to Credit, Guaranty and Security Agreement

3. Amendments to Credit Agreement.

(a) Section 6.16 of the Original Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

“6.16 Scottish Land Acquisition.  (a) Concurrently with the execution of the Scottish Lease Documents, Quotient Biocampus shall take all necessary action necessary or advisable to grant to Agent, on behalf of Lenders, a Lien on all of New Guarantor’s right, title and interest in, to and under the Scottish Ground Lease (acceptable to Agent and otherwise subject only to Permitted Liens under clauses (e) or (l) of the definition thereof) and (b) concurrently with acquisition by Quotient Biocampus of title to the property defined as the “Subjects” in the Scottish Ground Lease pursuant to terms thereof or otherwise, Quotient Biocampus shall take all necessary action to grant to Agent, on behalf of Lenders, a Lien on such property under the laws of Scotland acceptable to Agent.”

(b) Article 11 of the Original Credit Agreement is hereby amended by adding the following notice information for certain Guarantors:

If to Quotient Suisse SA:

Quotient Suisse

Pentlands Science Park, Bush Loan

Penicuik, Midlothian, EH26 0PL, United Kingdom

Attention: Roland Boyd

Fax: +44 131 445-6184

Email: roland.boyd@quotientbd.com

If to Quotient Biocampus Limited:

Quotient Biocampus Limited

Pentlands Science Park, Bush Loan

Penicuik, Midlothian, EH26 0PL, United Kingdom

Attention: Roland Boyd

Fax: +44 131 445-6184

Email: roland.boyd@quotientbd.com

(c) The definition of “Intellectual Property Security Agreement” in Section 16 of the Original Credit Agreement is hereby amended by replacing such definition in its entirety with the following:

““Intellectual Property Security Agreement” means that certain Intellectual Property Security Agreement, dated as of the Original Closing Date, by and among Agent, Borrower, QBD (QSIP) Limited and Alba Bioscience Limited, as amended, restated, supplemented or otherwise modified from time to time.”

(d) The definition of “Permitted Indebtedness” in Section 16 of the Original Credit Agreement is hereby amended by adding a new clause (k) at the end thereof as follows:

“(k) Indebtedness consisting of obligations of Alba Bioscience Limited owed to Quotient Biocampus pursuant to the terms of the Scottish Intercompany Lease.”

(e) The definition of “Scottish Security Documents” in Section 16 of the Original Credit Agreement is hereby amended by replacing such definition in its entirety with the following:

““Scottish Security Documents” means (i) the bond and floating charge dated on or about the Original Closing Date by Alba Bioscience Limited in favor of the Agent, (ii) the bond and floating charge dated on or about the First Amendment Effective Date by Quotient Biocampus in favor of the Agent, (iii) the Standard Security Agreement, dated promptly after the First Amendment Effective Date, by Quotient Biocampus in favor of Agent with respect to the Scottish Ground Lease, (iv) the pledge of shares of Quotient Biocampus dated on or about the First Amendment Effective Date by Alba Bioscience Limited in favor of the Agent, (v) the pledge of shares of Alba Bioscience Limited dated on or about the date of the Original Credit Agreement by Quotient Limited in favor of the Agent, in each case, as amended, restated, supplemented or otherwise modified from time to time, and (vi) the Ranking Agreement, dated promptly after the First Amendment Effective Date, among Scottish Enterprise, Agent and Quotient Biocampus.”

MidCap / Quotient – Amendment No. 1 and Joinder to Credit, Security and Guaranty Agreement

(f) The definition of “Scottish Lease Documents” in Section 16 of the Original Credit Agreement is hereby amended by replacing such definition in its entirety with the following:

““Scottish Lease Documents” means (i) that certain Ground Lease to be entered into promptly following the First Amendment Effective Date between Scottish Enterprise and Quotient Biocampus, together with all annexes, schedules and exhibits thereto, all in a form substantially similar to, and with terms not materially less favorable to Credit Parties, Agent and Lenders than, the forms attached hereto as Exhibit E (the “Scottish Ground Lease”) (ii) that certain offer letter, to be issued promptly after the First Amendment Effective Date by Shepherd and Wedderburn LLP, as agents for Scottish Enterprise in favor of Quotient Biocampus, together with all annexes, schedules and exhibits thereto, all in a form substantially similar to, and with terms not materially less favorable to Credit Parties, Agent and Lenders than, the forms attached hereto as Exhibit F, (iii) that certain guarantee to be made promptly after the First Amendment Effective Date by Quotient Limited in favor of Scottish Enterprise, together with all annexes, schedules and exhibits thereto, all in a form substantially similar to, and with terms not materially less favorable to Credit Parties, Agent and Lenders than, the forms attached hereto as Exhibit G (the “Scottish Lease Guarantee”), and (iv) that certain standard security to be made promptly after the First Amendment Effective Date by Quotient Biocampus in favor of Scottish Enterprise, together with all annexes, schedules and exhibits thereto, all in a form substantially similar to, and with terms not materially less favorable to Credit Parties, Agent and Lenders than, the forms attached hereto as Exhibit H (the “Scottish Lease Security Agreement”).”

(g) The definitions of “First Amendment,” “First Amendment Effective Date”, “Scottish Enterprise”, “Scottish Intercompany Lease” and “Quotient Biocampus” are hereby added to Section 16 of the Original Credit Agreement in the appropriate alphabetical order therein:

““First Amendment” means that certain Amendment No. 1 and Joinder to Credit, Security and Guaranty Agreement, dated as of the First Amendment Effective Date, by and among the Borrower, the Agent and the Guarantors.”

““First Amendment Effective Date” means the effective date of the First Amendment.”

““Quotient Biocampus” means Quotient Biocampus Limited, a company incorporated in Scotland with registration number 514165.”

““Scottish Enterprise” means Scottish Enterprise, a company incorporated in Scotland.”

““Scottish Intercompany Lease” means that certain Lease Agreement, to be entered into after the First Amendment Effective Date, by and between Alba Bioscience Limited and Quotient Biocampus in form and substance reasonably satisfactory to Agent.”

(h) Exhibits E, F, G and H to the Original Credit Agreement are hereby amended by replacing such Exhibits respectively with Exhibits E, F, G and H hereto.

4. Reserved.

5. Representations and Warranties; Reaffirmation of Security Interest.  Each Credit Party represents and warrants to Agent and Lenders that, before and after giving effect to this Agreement:

(a) All representations and warranties of the Credit Parties contained in the Financing Documents were true and correct in all respects when made and, except to the extent that such representations and warranties relate expressly to an earlier date, continue to be true and correct in all respects on the date hereof;

(b) The execution and delivery by each Credit Party of this Agreement and the performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary action (corporate or otherwise), and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such Credit Party is a party or by which the property of such Credit Party  is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Credit Party;

MidCap / Quotient – Amendment No. 1 and Joinder to Credit, Security and Guaranty Agreement

(c) This Agreement and any instruments, documents, and agreements executed and delivered in connection herewith, are and will be valid, binding, and enforceable against each Credit Party that is a party thereto in accordance with their respective terms; and

(d) Each Credit Party confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than those granted to Agent and Permitted Liens.  Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral.

6. Conditions to Effectiveness; Post Closing Conditions and Covenants.  This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, each in form and substance satisfactory to Agent and each Lender:

(a) the Credit Parties shall have delivered to Agent this Agreement, duly executed by an authorized officer of each Credit Party;

(b) the Credit Parties shall have delivered to Agent an updated Perfection Certificate, duly executed by an authorized officer of each Credit Party;

(c) the Credit Parties shall have delivered to Agent each Scottish Security Document to be entered into on the First Amendment Effective Date, duly executed by an authorized officer of each applicable Credit Party;

(d) a duly executed legal opinion of Agent’s Scottish counsel;

(e) a certificate of the secretary or other officer of New Guarantor in charge of maintaining books and records of such New Guarantor certifying as to (A) the names and signatures of each officer of such New Guarantor authorized to execute and deliver any Financing Document, (B) the articles of association of New Guarantor attached to such certificate are complete and correct copies of such articles of association as in effect on the date of such certification; and (C) the resolutions of New Guarantor’s board of directors approving and authorizing the execution, delivery and performance of each Financing Document to which the New Guarantor is a party;

(f) a duly executed stock transfer form in respect of the shares held by Quotient Limited in the New Guarantor and a share certificate and updated register of members showing the Agent as the registered holder of the shares in New Guarantor;

(g) all representations and warranties of the Credit Parties contained herein shall be true and correct in all respects as of the First Amendment Effective Date (and such parties’ delivery of their respective signatures hereto shall be deemed to be their certification thereof);

(h) there are no Defaults or Events of Default that have not been waived or cured (and the Credit Parties’ delivery of their respective signatures hereto shall be deemed to be its certification that no Defaults or Events of Default currently exist);

(i) receipt by Agent from the Credit Parties all of the fees owing pursuant to this Agreement and Agent’s reasonable out-of-pocket legal fees and expenses; and

(j) the Credit Parties shall have delivered such further documents, information, certificates, records and filings, as Agent may reasonably request.

7. Grant of Security Interest in Collateral.  Notwithstanding the generality of Section 2, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, New Guarantor hereby mortgages, pledges and hypothecates to the Agent for the benefit of the Lenders, and grants to the Agent for the benefit of the Lenders, a first priority Lien on and security interest in, all of its right, title and interest in, to and under the Collateral (excluding that part of the Collateral which is otherwise subject to the security interest granted in the Foreign Security Documents) of New Guarantor (subject only to Permitted Liens).

8. Schedules.  Each Credit Party hereby agrees that the schedules to the Original Credit Agreement remain true and correct on and as of the date hereof.

9. Release.  Each Credit Party, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees (collectively,

MidCap / Quotient – Amendment No. 1 and Joinder to Credit, Security and Guaranty Agreement

“Releasing Parties”), does hereby fully and completely release, acquit and forever discharge each Indemnitee of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Indemnitees (or any of them), whether directly or indirectly, arising on or before the date of this Agreement.  Each Credit Party acknowledges that the foregoing release is a material inducement to Agent’s and Lender’s decision to enter into this Agreement and to agree to the modifications contemplated hereunder.

10. No Waiver or Novation.  The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s or any Lender’s rights and remedies in respect of such Defaults or Events of Default.  This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

11. Affirmation.  Except as specifically amended pursuant to the terms hereof, the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Credit Parties.  Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement (as amended hereby) and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

12. Costs and Fees.   The Credit Parties shall be responsible for the payment of all reasonable and documented out-of-pocket costs and fees of Agent’s counsel incurred in connection with the preparation of this Agreement and any related documents.  If Agent or any Lender uses in-house counsel for any of these purposes, the Credit Parties further agree that the Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Agent or such Lender for the work performed.

13. Further Assurances.  Borrower and the other Credit Parties hereby agree that at any time and from time to time, at the expense of the Credit Parties, they will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Agent or Lenders may reasonably request, in connection with this Amendment, or to enable them to exercise and enforce their rights and remedies under this Amendment, the Credit Agreement and the other Financing Documents.

14. Miscellaneous.

(a) Reference to and Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement.  Except as specifically amended pursuant hereto, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower.

(b) Incorporation of Credit Agreement Provisions.  The provisions contained in Section 12 (Choice of Law, Venue and Jury Trial Waiver), Section 13.2 (Indemnification) and Section 13.9 (Confidentiality) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(c) Headings.  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(d) Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Signatures by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be treated as delivery of an original and shall bind the parties hereto. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

MidCap / Quotient – Amendment No. 1 and Joinder to Credit, Security and Guaranty Agreement

IN WITNESS WHEREOF, intending to be legally bound, and intending that this Agreement constitute an agreement executed under seal, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

BORROWER:

Quotient Biodiagnostics, Inc.

By: /s/Paul Cowan___________________________(SEAL)

Name: DJPE Cowan__________________________

Title: Director_______________________________

MidCap / Quotient – Amendment No. 1 and Joinder to Credit, Security and Guaranty Agreement

GUARANTORS:

Quotient Limited

By: /s/Paul Cowan___________________________(SEAL)

Name: DJPE Cowan__________________________

Title: Director_______________________________

Alba Bioscience Limited

By: /s/Paul Cowan___________________________(SEAL)

Name: DJPE Cowan__________________________

Title: Director_______________________________

QBD (QSIP) Limited

By: /s/Paul Cowan___________________________(SEAL)

Name: DJPE Cowan__________________________

Title: Director_______________________________

Quotient Suisse SA

By: /s/Paul Cowan___________________________(SEAL)

Name: DJPE Cowan__________________________

Title: Director_______________________________

Quotient Biocampus limited

By: /s/Paul Cowan___________________________(SEAL)

Name: DJPE Cowan__________________________

Title: Director_______________________________

MidCap / Quotient – Amendment No. 1 and Joinder to Credit, Security and Guaranty Agreement

AGENT:

MIDCAP FINANCIAL TRUST

By:	Apollo Capital Management, L.P.,

its investment manager

By:	Apollo Capital Management GP, LLC,

its general partner

By:  /s/ Maurice Amsellem_________________(SEAL)

Name: Maurice Amsellem

Title: Authorized Signatory

MidCap / Quotient – Amendment No. 1 and Joinder to Credit, Security and Guaranty Agreement

LENDERS:

MIDCAP FUNDING V TRUST

By:	Apollo Capital Management, L.P.,

its investment manager

By:	Apollo Capital Management GP, LLC,

its general partner

By:  /s/ Maurice Amsellem_________________(SEAL)

Name: Maurice Amsellem

Title: Authorized Signatory

MIDCAP FUNDING XIII TRUST

By:	Apollo Capital Management, L.P.,

its investment manager

By:	Apollo Capital Management GP, LLC,

its general partner

By:  /s/ Maurice Amsellem_________________(SEAL)

Name: Maurice Amsellem

Title: Authorized Signatory

FLEXPOINT MCLS SPV LLC

By: /s/ Daniel Edelman____________________ (SEAL)

Name:  Daniel Edelman

Title:    Vice President

MidCap / Quotient – Amendment No. 1 and Joinder to Credit, Security and Guaranty Agreement

EXHIBIT E

SCOTTISH GROUND LEASE

(See attached)

MidCap / Quotient – Amendment No. 1 and Joinder to Credit, Security and Guaranty Agreement

GROUND LEASE between Scottish Enterprise and 1.QUOTIENT BIOCAMPUS LIMITED
Subjects: Site 3, Bio Campus, Roslin, Midlothian

Shepherd and Wedderburn LLP
191 West George Street Glasgow
G2 2LB
DX GW409 Glasgow
T: +44 (0)141 566 9900
F: +44 (0)141 565 1222
www.shepwedd.co.uk

46649908-1

(1)

(2)

LEASE

between

SCOTTISH ENTERPRISE, established under the Enterprise and New Towns (Scotland) Act 1990 and having their principal place of business at Atrium Court, 50 Waterloo Street, Glasgow (who and whose successors are hereinafter referred to as "the Landlords")

and

QUOTIENT BIOCAMPUS LIMITED, a company incorporated under the Companies Acts with registered number SC514165 and having its registered office at Douglas Building Pentlands Science Park, Bush Loan, Penicuik, Midlothian, EH26  (who and whose permitted successors and assignees are hereinafter referred to as "the Tenants").

1.	Definitions and Interpretations
1.1	In this Lease (including this sub-clause and the Schedule) the following words and expressions shall have the following meanings:-

"Advance Notice"	an advance notice as defined in section 56 of the 2012 Act;

"Architect"	means such suitably qualified firm of architects as may be employed or instructed by the Tenants to be the architect in connection with the Development Works;

"Approved Plans"

the detailed plans and specifications relating to the Development Works approved by the Landlords and contained in Part 4 of the Schedule subject to any permitted variations in terms of Clauses 5.4 and 5.5 of this Lease;

"Base Rate"	the Base Rate of the Bank of Scotland from time to time or in the case of the said Base Rate ceasing to exist such other equivalent rate as the Landlords (acting reasonably) may determine;

"Building Contract"	means the building contract relative to the execution of the Development Works entered into by the Tenants;

"Condam Regulations"	the Construction (Design and Management) Regulations 2015;

"Construction Expert"

a building surveyor practising in Scotland having not less than 10 years’ experience of substantial property development projects such as the Development Works, such surveyor to be jointly appointed by the parties to this Lease, or in the event of failure to agree upon the surveyor by the date falling 10 Working Days after the date of intimation by either party to the other of a dispute to be determined in terms of Clause 5.27 to be nominated by the President of the Scottish Branch of the RICS upon request by either party;

"Date of Practical Completion"	the date that a Certificate of Practical Completion is issued in terms of this Lease;

"Delay Event"

(a) any event or circumstance which would entitle the contractor under the JCT suite of standard form of building contracts or other form of industry standard building contracts as amended an extension of time (but excluding delays attributable to an act, default, omission or the financial circumstances of the Developer);  and (b) any act, default or omission of the Landlords, the Landlord's Representative or the Landlord's  agents, employees or contractors;

“Development Works”	means the construction by the Tenants on the Subjects of a facility as shown on the Approved Plans;

“Disposition”	means the disposition contained in Part 5 of the Schedule;

"Duration"	the period of 99 years from (and including) the [insert Date of Entry] to [ ] 2114;

"Lease"	this ground lease;

(3)

"Necessary Consents"

all planning consents required under the Planning Acts, building warrants and all other consents required from any statutory authority, person, property owner or body that are required to enable the Development Works to be commenced and completed;

"Net Premium"	the sum of NINE HUNDRED AND EIGHTY SIX THOUSAND, EIGHT HUNDRED POUNDS (£986,800) exclusive of VAT;

“Net Premium Interest Rate”	means 4%;

“Plan”	the plan of the Subjects contained in Part 6 of the Schedule;

“Planning Acts”

the Town & Country Planning (Scotland) Acts 1947 to 1997, the Planning (Listed Buildings and Conservation Areas) (Scotland) Act 1997, the Planning (Hazardous Substances) (Scotland) Act 1997, the Planning (Consequential Provisions) (Scotland) Act 1997, the Local Government and Planning (Scotland) Act 1982, the Town & Country Planning Act 1984, the Planning and Compensation Act 1991 and any other legislation from time to time in force relating to planning matters;

“Practical Completion”	means the date on which the Development Works are deemed practically complete in terms of the Lease;

“Quarter Days”	means 28 February, 28 May, 28 August and 28 November in each year and the expressions “Quarter Day” and the relevant “Quarter Day” shall be construed accordingly;

"Reserved Rights"	the reserved rights in favour of the Landlords described in Part 2 of the Schedule;

"Schedule"	the schedule of six parts annexed and executed as relative hereto;

"SE Representative"	means such party appointed by the Landlords and notified to the Tenants in writing;

"Specified Rate"	the rate of 4 per centum per annum above the base rate of the Royal Bank of Scotland;

"Subjects"	the subjects described in Part 1 of the Schedule;

"Title Transfer Provisions"	the heritable title transfer provisions set out in Part 3 of the Schedule;

"Validly Executed"	executed in accordance with the requirements of Section 3 and 7 and Schedule 2 of the Requirements of Writing (Scotland) Act 1995;

"Working Day"	any day other than a Saturday, Sunday or Public Holiday in Glasgow, Edinburgh or London; and

"2012 Act"	the Land Registration etc (Scotland) Act 2012.

1.2	In this Lease:-
1.2.1

Words importing the singular shall include the plural and words importing the masculine gender shall include the feminine gender and vice versa.  Where there are two or more persons included in the expression "the Tenants", obligations expressed to be undertaken by the Tenants shall be deemed to be undertaken by such persons jointly and severally.  The word "person" shall mean an individual, partnership, company, public authority or any other body whatsoever.

1.2.2

If the Tenants consist of a firm or partnership the obligations of the Tenants shall be binding jointly and severally not only on all persons who are partners of the firm at the time that this Lease is executed but also on all persons who shall become partners of the firm at any time during the Duration and their respective executors and representatives whomsoever as well as on the firm and its whole assets and such obligations shall subsist notwithstanding any change or changes which may take place in the name of the firm or constitution of the partnership.  The retiral, death or outgoing of any individual partner shall not of itself discharge such a partner or his executors from such partner's joint and several liability in terms of this Lease but the Landlords’ consent will not be unreasonably withheld or delayed to the discharge of any retiring or outgoing partner or the estate of any deceased partner where the remaining partners are demonstrably capable of fulfilling the obligations of the Tenants under this

(4)

Lease If the Tenants comprise more than one person the Landlords shall be entitled to discharge any of the persons so comprised without in any way discharging any of the remaining persons so comprised in terms of this Lease.

1.2.3

Any reference to a statute or subordinate legislation shall include any modification, extension or re-enactment thereof for the time being in force and shall include all instruments, orders and regulations for the time being made, issued or given thereunder or deriving validity therefrom.

1.2.4

Any obligation by the Tenants not to do an act or thing shall be deemed to include an obligation not to agree or suffer or permit such act or thing to be done by any agent, employee, invitee, contractor or other for whom the Tenants are responsible in law.

1.2.5

Any reference to any act, omission or default of the Tenants shall be deemed to include an act, omission or default of their sub-tenants, agents, employees, invitees, contractors, licensees and others for whom they are responsible in law and/or the Tenants or their sub-tenants' respective predecessors in title.

1.2.6	The clause, paragraph and schedule headings in this Lease are for reference only and shall not affect the construction or interpretation of this Lease.
2.	The Grant
2.1

In consideration of the payment of the Rent plus Value Added Tax due thereon, the Landlords hereby let to the Tenants the Subjects, but under reservation of the Reserved Rights and that for the Duration and on the terms and conditions contained in this Ground Lease.

3.	Rent/Interest/Payment of Net Premium
3.1

The Tenants shall pay to the Landlords rent at the rate of ONE POUND (£1) per annum (exclusive of VAT) payable annually in arrears on the 31st day of January in each year throughout the Duration, only if asked;

3.2

The Tenants shall pay to the Landlords without deduction, retention or demand yearly interest on the Net Premium at the Net Premium Interest Rate by equal quarterly instalments in advance on the Quarter Days by Bankers Order or such other method as the Landlords may from time to time direct until the Net Premium is paid by the Tenants to the Landlords in accordance with Clause 3.3.  The first payment will fall due on the Date of Entry and being a proportionate payment calculated on a daily basis over a year for the period from (and including) the Date of Entry until (but excluding) the Quarter Day next following; and

3.3

The Tenants will pay to the Landlords without deduction, retention or demand the Net Premium (under deduction of the Deposit paid to the Landlords in terms of the Missives relating to this Lease) on the earlier of (i) Practical Completion; or (ii) the date falling two years after the Date of Entry.

4.	Tenants' Monetary Obligations

The Tenants bind and oblige themselves during the entire Duration:-

4.1	To pay the rent from time to time payable in terms of this Lease in accordance with the provisions of Clause 3.1;
4.2	To pay the interest payable on the Net Premium in accordance with the provisions of Clause 3.2;
4.3	To pay the Net Premium in accordance with the provisions of Clause 3.3;
4.4

To pay all existing and future rates, taxes, charges, assessments, impositions and outgoings whatsoever (whether payable by the owner or occupier) charged, assessed or imposed on or in respect of the Subjects;

(5)

4.5	To pay within 14 days of written demand all expenses, costs, charges and fees properly and reasonably incurred by the Landlords in connection with
(i)	the enforcement of or procuring the remedy of any breach of any obligation on the Tenants in terms of this Lease; and
(ii)

in relation to every application for consent and approval made in terms of this Lease, whether such consent or approval is granted or refused in terms of the Lease save that the Tenants shall not be responsible for any expenses incurred by the Landlords in (a) the initial approval of the plans and specifications forming Part 4 of the Schedule (but not including expenses, costs, charges and fees relating to applications for consent and/or approval after the Date of Entry in terms of Clause 5.4 below and in terms of any other provision of this Lease); and (b)  in respect of any consent or approval that is withheld in breach of the terms of this Lease.

4.6

To pay to the Landlords or to such other party as the Landlords may direct within 14 days of written demand the proportion applicable to the Subjects in terms of the title deeds or by statute, common law or otherwise of the costs and expenses of repairing, maintaining, renewing, rebuilding, lighting and cleansing of all roads, pavements, sewers, drains, pipes, water courses, walls, fences and any other structure or facility owned or used in common by the Subjects and other adjoining, neighbouring or nearby properties;

4.7

To pay to the Landlords any Value Added Tax and/or any other tax or charge of a similar nature as shall be properly chargeable in respect of all monies (including rent) undertaken to be paid by the Tenants under this Lease all which monies are for the avoidance of doubt expressed exclusive of Value Added Tax or such other tax as aforesaid; and

4.8

To pay to the Landlords on demand all reasonable costs properly incurred by the Landlords in connection with the monitoring of the Development Works in terms of this Lease up to a maximum of £10,000 plus VAT; such costs are to be payable no later than (i) Practical Completion or (ii) the date falling two years after the Date of Entry upon receipt of properly vouched invoices;

4.9

Save as expressly otherwise specified in this Lease to pay to the Landlords on demand interest at the Specified Rate on all sums due to the Landlords under this Lease from the due date for payment thereof until the date of actual receipt of payment in full by the Landlords, such interest to be calculated on a daily basis on any balances outstanding.

5.	Tenants Non Monetary Obligations

The Tenants bind and oblige themselves throughout the entire duration as follows:-

5.1	The Tenants will commence and proceed diligently in a good and workmanlike manner with the Development Works in accordance with the Approved Plans and the Necessary Consents.
5.2	The Tenants undertake to the Landlords to complete the Development Works within twenty four months of the Date of Entry.
5.3	The timescales specified in Clause 5.2 shall be extended in respect of the occurrence of any Delay Event by the period of time properly attributable to such Delay Event.
5.4

The Tenant shall not make any alterations to or deviations from the Approved Plans or use any materials in substitution for those specified therein without the prior written consent of the Landlords which consent shall not be unreasonably withheld or delayed for any internal or non-material external alterations or additions which do not materially alter the Development Works.  Upon such consent being given, all such amended drawings, specifications illustrating such alterations or deviations shall be deemed to be incorporated in the Approved Plans. For the avoidance of doubt, in the event of a dispute as to whether any such alteration to or deviation from the Approved Plans or use of materials in substitution as aforesaid materially alters the Development Works then either party may refer the matter to the Construction Expert for determination in terms of Clause 5.27.

(6)

5.5	Notwithstanding the provisions of Clause 5.4 above, no consent shall be required in the case of the following alterations to the Approved Plans:-
(i)	minor changes or variations of the sort normally instructed on a day to day basis under a building contract for works equivalent or similar to the Development Works ; and
(ii)	internal alterations (including fitting-out works), which are not fundamental to the structural integrity of the building to be constructed on the Subjects;

For the avoidance of doubt, in the event of a dispute as to whether consent is required or not as aforesaid then either party may refer the matter to the Construction Expert for determination in terms of Clause 5.27.

5.6

The Tenants accept the Subjects as being in all respects fit for full occupation and use by the Tenants and to carry out any formal obligations otherwise incumbent upon the Landlords and/or the owner of the Subjects whether at common law or by statute or otherwise.

5.7

To comply at the Tenant's expense with the provisions and requirements of all European Union and United Kingdom statutes and subordinate legislation, regulations and directives and any notices and directions issued thereunder (including without prejudice to the foregoing generality, the Planning Acts, the Factories Act 1961, the Offices, Shops and Railway Premises Act 1963, the Fire (Scotland) Act 2005, the Health and Safety at Work Etc Act 1974, the Environmental Protection Act 1990, the Environment Act 1995, the Construction (Design and Management) Regulations 2015 and the Control of Asbestos Regulations 2012) and to comply likewise with all provisions contained in the title deeds relating to the Subjects and all requirements or regulations of any competent authority relating to the Subjects and their use and that whether the said provisions are imposed on the owner or occupier of the Subjects.

5.8

Not to use or permit or suffer the buildings constructed on the Subjects or any part thereof to be used otherwise than for use for the manufacture of biotechnology products and/or research into the production of biotechnology products and/or development of processes for the production of biotechnology products with ancillary offices and warehousing and without prejudice to the foregoing, not to:-

(i)	use the Subjects for a noisy, offensive or immoral trade or business or for any purpose which breaches any statutory provision or relevant regulations;
(ii)

bring on to the Subjects any hazardous, explosive, dangerous or combustible goods or materials without (i) complying with all necessary and applicable statutes and (ii) having due and reasonable regard to all health and safety considerations affecting all property and persons within the Subjects and beyond;

5.9

Not to knowingly pass or allow to pass into the pipes, drains, sewers or other serving the Subjects any polluting agent or noxious or deleterious effluvia or any substance that may cause any obstruction or injury to the said pipes and others or otherwise cause contamination, if necessary  to employ such plant for treating such effluent before it enters the drains as may be required by any local or public authority and make good and remedy any injury or contamination which occurs to the reasonable satisfaction of the Landlords, and not to permit any smoke, effluvia, vapour or grit to be emitted from the Subjects.

5.10

Not to knowingly do or permit anything on or in connection with the Subjects or any adjoining subjects which is likely to be an obstruction or cause of damage to the Landlords or to the owner or occupier of any adjoining or neighbouring property.  Without prejudice to the generality not to permit motor or other vehicles to obstruct  any roads leading to the Subjects.

5.11

Not to assign or sublet this Lease in whole or in part without the prior consent of the Landlords.  Declaring however that the Tenants shall be entitled to assign its interest in the Lease without the need for the Landlords’ consent to a Group Company of the Tenants at the relevant time as the term “Group Company” is defined in the Companies Acts 2006 or the Guarantor provided written notice of any such assignation is intimated to the Landlords in writing as soon as possible after the same occurs.

5.12

Not to grant any fixed security or floating charge over the Tenant's interest in this Lease without the consent of the Landlords which consent is not to be unreasonably withheld or delayed in respect of a bona fide security or floating charge granted to any established national or international financial institution or a Group Company as that term is defined in the Companies Acts 2006.  For the avoidance of doubt Landlords’ consent shall be deemed granted for any security granted in favour of the Landlords over the Tenants’ interest in the Lease.

(7)

5.13

Following Practical Completion of the Development Works to keep all buildings and other structures on the Subjects fully insured against loss or damage by fire, lightning, flooding, explosion, storm and tempest, impact, aircraft and such other risks as the Tenants may consider appropriate with a reputable insurance company for the full reinstatement value of such buildings and others (including site clearance and professional fees) and to produce to the Landlords on reasonable request evidence that the foregoing obligations have been complied with.

5.14

Save where the Landlords are insured  to free, relieve and indemnify the Landlords from and against any liability in respect of any injury to or the death of any person, damage to any property, heritable or movable, any interdict or court action, the infringement, disturbance or destruction of any right, servitude or privilege or otherwise by reason of or arising directly or indirectly out of the repair, state of repair or condition of the Subjects or any buildings or other structures thereon or any alteration or addition or improvement to the same or the use of the Subjects or from any act, omission or default of the Tenants in the implementation and observance of the obligations contained in this Lease from all proper fees, penalties, charges proceedings costs, claims, expenses and demands of whatsoever nature in respect of any such liability or alleged liability or any such act, omission or default, provided the same does not arise through the fault of the Landlords or those for whom they are responsible in law.

5.15

The Tenants will procure the making good of any damage to footpaths, roads, pavements or adjoining property within the larger bio campus of which the subjects form part and any services therein to the extent that such damage arises directly out of or by reason of the carrying out of the Development Works or any part thereof, all to the reasonable satisfaction of the SE Representative.

5.16

The SE Representative shall be entitled at any reasonable time on reasonable prior written notice to enter on to the Subjects (but without impeding the progress of the Development Works and without giving any instructions in respect of the Development Works or otherwise and subject to the Landlords making good any damage caused thereby) to inspect the progress of the Development Works, to inspect materials and workmanship and generally to ensure that the Tenants are complying with its obligations under this Clause 5.

5.17

The SE Representative shall also be entitled to attend (as an observer only) the monthly design team meetings, and the Developer shall ensure that the SE Representative is given at least five working days’ prior written notice of and receives copies of the minutes of all such meetings.

5.18

The Tenants shall have due regard to any reasonable comments or representations made by the SE Representative in relation to the implementation of the Development Works in accordance with the terms of this Lease.

5.19

The Tenants shall in relation to the Development Works insure or cause to be insured the Subjects together with the Development Works from time to time from the date of commencement of the Development Works until the Practical Completion against all risks usually covered by a contractor's comprehensive "All Risks" policy.  The Tenants will when reasonably required produce to the Landlords evidence of such insurances.

5.20

In the event that any of the Development Works are destroyed or damaged by fire or other insured risks at any time before Practical Completion, then and as often as the same may happen, the Tenants shall procure that the monies paid by virtue of any insurance policy are applied forthwith towards carrying out and completing the Development Works and/or rebuilding, repairing or otherwise reinstating all damage to the Development Works in accordance with the provisions of this Lease.

5.21

In questions between the Tenants and the Landlords, the Tenants shall be "the client" for the purposes of the Condam Regulations and shall prior to the commencement of the Development Works make a declaration in writing to the Health & Safety Executive to the effect that it is the only client for the purposes of the Condam Regulations.  Copies of the declaration and any acknowledgement from the Health & Safety Executive shall be supplied to the Landlords upon reasonable request.

5.22

The Tenants shall procure that there is given to the SE Representative at least 10 Working Days’ notice of the anticipated date of Practical Completion and be given the opportunity to inspect the Development Works at or prior to the anticipated date of Practical Completion.

5.23

The Tenants shall deliver to the Landlords a copy of the Certificate of Practical Completion when issued (which may include a schedule of any works of an unfinished nature which would normally be the subject of a contractor’s snagging list (not including any items other than minor snagging items (“the snagging list”)).  In the event that the Landlords consider that notwithstanding the issue of Practical Completion, the Development Works have not been properly completed, then within a further 21 days (counting from the date of delivery of the Certificate of Practical Completion to the Landlords with reference to this clause of the Lease), the Landlords may refer the matter to the Construction Expert for determination in terms of

(8)

Clause 5.27.  In the event of such a referral, the Development Works shall not be deemed to be complete in terms of the Lease until the Construction Expert has issued his determination.  In the event the Construction Expert determines that the Development Works have not been properly completed, the Tenants shall be required to carry out all further works required to complete the Development Works as specified by the Construction Expert before the Development Works are deemed complete for the purposes of the Lease.  In the event of any dispute as to whether the further works have been completed, either party may refer the matter to the Construction Expert for determination in terms of Clause 5.27.  The provisions of this clause shall be repeated until the Development Works are deemed complete for the purposes of the Lease by the Expert (or agreed to be complete by the parties).

5.24

If the Landlords do not make a reference to the Construction Expert within the 21 day period, then the Landlords shall be deemed to agree that the Development Works have been properly completed in accordance with the provisions of the Lease.

5.25	For the avoidance of doubt the Landlords shall not be permitted to make a reference to the Construction Expert because of the existence of the snagging list.
5.26

The Tenants shall exhibit to the Landlords within two months after the date of issue of the Certificate of Practical Completion an acceptance by the local authority of the issue of a Completion Certificate in respect of the Development Works.

5.27
5.27.1

All disputes, differences and questions between the Landlords and the Tenants, concerning, arising out of or connected with the execution or completion of the Development Works or any Delay Event shall be referred to the Construction Expert.

5.27.2

Any reference made under the provisions of Clause 5.27 may be made by the Landlords or the Tenants provided that they shall first have given the other party not less than 5 Working Days' written notice of their intention to make such reference.

5.27.3

The Construction Expert shall be entitled to call on the Landlords or the Tenants to provide such records or other information as they may consider necessary for the purposes of resolving the dispute in question and the Landlords and the Tenants undertake to provide all such information in their possession or under their control as quickly as reasonably practicable.

5.27.4	The Construction Expert appointed to resolve the dispute under this Agreement:-
(i)

shall fully consider all written representations made by or on behalf of the Landlords or the Tenants which are delivered to him within 10 Working Days of his appointment, and shall thereafter give each party a further period of 5 Working Days within which to make further written representations thereon;

(ii)	may call for such written evidence from the parties and seek such additional legal or expert assistance as they may reasonably require;
(iii)	shall not accept oral representations from any party without allowing the other party the opportunity to be present and to give evidence and cross-examine each other;
(iv)	shall have regard to all representations and evidence submitted when making his decision (which shall be in writing) and shall give reason for his decision;
(v)

shall use all reasonable endeavours to issue his decision (with reasons) within 20 Working Days of his appointment (or within such a longer period as may be agreed by the parties at the time of such appointment);

5.28	The decision of the Construction Expert in connection with any dispute shall be final and binding on the Landlords and the Tenants.
5.29

The fees and expenses and of the Construction Expert (including the fees of any party as to nominate such Expert) shall be payable by the Landlords and the Tenants in such proportions as the Construction Expert shall determine, or in default of such determination such be borne equally.

(9)

6.	Landlords Warranty and Assurances
6.1

The Landlords warrant that the Tenants may, subject to the Reserved Rights, quietly enjoy the Subjects during the Duration.  Nothing contained in this Lease shall however be deemed to constitute any warranty by the Landlords that the Subjects or any part thereof are authorised for use under the Planning Acts or otherwise for any specific purpose or that the Subjects are fit for any of the Tenant's purposes under this Lease.

6.2

The Landlords shall not sell or dispose of or otherwise alienate their interest in the Subjects during the Duration, other than such a sale, disposal or alienation as aforesaid to a statutory successor of the Landlords, whom the Landlords shall specifically take bound (in self proving form addressed to the Tenants) to fulfil the Landlords’ obligations herein, including Clause 9 hereof.

7.	Irritancy
7.1

If the Tenants shall fail to perform or observe any of the material obligations undertaken by them in this Lease or if the Tenants (being a corporation) shall go into liquidation, (whether compulsory or voluntary) (save for the purpose of amalgamation or reconstruction of a solvent company where such amalgamation or reconstruction has been approved in advance by the Landlords (the Landlords’ approval not to be unreasonably withheld or delayed)), or have a winding up order made against them or have a receiver or administrator appointed or if the Tenants (being a company with unlimited liability) apply to limit their liability or in the event that the Tenants or any of them enter into a composition for the benefit of creditors or shall make any arrangement with their creditors, or shall become insolvent or apparently insolvent or have a curator or judicial factor appointed then and in any of these events it shall be in the power of the Landlords by notice to bring this Lease to an end forthwith without any declarator or process of law to that effect and to remove the Tenants from possession of the Subjects, and repossess and enjoy the same as if this Lease had not been granted and that without prejudice to any other remedy of the Landlords in respect of any antecedent breach of any of the Tenants obligations hereunder, and under reservation of all rights and claims competent to the Landlords in terms of this Lease which irritancy is hereby deemed to be pactional and not penal and should not be purgeable at the bar.  Any such liquidation, receiver, administration, curator or judicial factor shall be referred to herein as a “Relevant Third Party”.

7.2

In the case of a material breach, non-observance or non-performance by the Tenants which is capable of being remedied, the Landlords shall not exercise any such option of forfeiture unless and until they shall first have given written notice to the Tenants and any other Relevant Third Party including every permitted creditor in any then existing standard security or floating charge affecting this Lease where such security has the consent of the Landlords as required under this Lease, specifying the breach, non-observance or non-performance and requiring the same to be remedied and intimating their intention to exercise their option of forfeiture and in the event of the said breach, non-observance or non-performance not being remedied within such period as may be stated in the notice (being such reasonable period of time as the Landlord shall stipulate in the notice which in the case of failure to pay monies due in terms of the Lease shall be a period of not less than twenty eight days and in the case of failure to comply with the Tenants’ development obligations under Clause 5.2 shall be a period of not less than six months from the date of service of the notice) and the Tenants or any Relevant Third Party shall fail to have remedied the same within the period specified in the notice.

7.3

In the case of the Tenants going into liquidation the Landlords shall allow the liquidator, receiver or administrator (as the case may be) and any such creditor as aforesaid a period of six months in which to dispose of the Tenants’ interest in this Lease and shall only be entitled to terminate this Lease if the liquidator, receiver, administrator or such creditor as the case may be shall have failed to dispose of the Tenants’ interest at the end of the said period provided always that the liquidator, receiver or administrator as the case may be or such creditor shall personally accept in written self proving form and implement full responsibility for payment of the rents (whether due in respect of a period occurring before, on or after the date of liquidation or administration or receivership as the case may be) and for the performance of all other obligations of the Tenants under this Lease from the date of liquidation or administration or receivership as the case may be to the date of disposal or termination of this Lease including settlement of any arrears of the rents and the performance of any outstanding obligations which may subsist at the date of liquidation, administration or receivership as the case may be and shall if reasonably requested by the Landlords find caution for such payment and performance in an amount acceptable to the Landlords.  And it is hereby declared that the Landlords shall deal with any request for consent to assign this Lease made by such liquidator, receiver, administrator or creditor as the case may be in the same manner as if the request had been made by the Tenants.

(10)

8.	Acceptance of Rent/No Waiver/Rei Interitus
8.1

The demand for or acceptance of rent (or other sums) by the Landlords or their agents at any time shall not in any circumstances constitute nor be construed to be a waiver of any of the Tenants’ obligations under this Lease nor of the Landlords remedies for breach thereof.

8.2

Notwithstanding any rule of law to the contrary this Lease shall not come to an end and shall not be capable of being brought to an end by either the Landlords or the Tenants by reason of damage or destruction of the Subjects or the Development Works but shall continue in full force and effect according to its terms.

9.	Title Transfer
9.1

At any time following the date of completion of the Development Works in accordance with the terms of this Lease and provided all payments due under Clause 3.2 and Clause 3.3 of this Ground Lease have been made by the Tenants to the Landlords the Tenants may serve written notice on the Landlords requiring the Landlords to grant a disposition of the Subjects in accordance with the Title Transfer Provisions.

9.2

Notwithstanding the foregoing, the Landlords may at any time serve written notice on the Tenants requiring the Tenants to accept a disposition of the Subjects in accordance with the Title Transfer Provisions.

10.	Notices
10.1	All notices which require to be given in terms of this Lease shall be in writing and shall be deemed to be sufficiently given if sent by recorded delivery post addressed to :
(i)

in the case of the Tenants, to the Tenants (if a body corporate) at their Registered or Head Office and (if an individual) at his last known address in the United Kingdom and (if a partnership) to the partnership or any one or more of the partners thereof or at such other address as the Tenants may have notified in writing to the Landlords with reference to this Clause; and

(ii)

in the case of the Landlords, to the Head of Property, Scottish Enterprise, Atrium Court, 50 Waterloo Street, Glasgow, G2 6HQ and to Shepherd and Wedderburn LLP, 191 West George Street, Glasgow, G2 2LB (for the attention of GLM/MGH) or to such other address as the Landlords may have notified in writing to the Tenants with reference to this Clause.

10.2

Any such notice shall be deemed to be to have been served on the first Working Day after the date on which the same was posted.  In proving service, it shall be sufficient to prove that the envelope containing the notice was duly addressed to the Landlords or the Tenants, as the case may be, in accordance with this Clause and posted to the place to which it was so addressed.

(11)

11.	Registration
11.1	The Landlords and Tenants consent to registration hereof for preservation and execution:-

IN WITNESS WHEREOF

Executed on behalf of Scottish Enterprise by

........................................................ (signature)

Full Name:........................................................

Director/Company Secretary/Authorised Signatory*

at......................................................................

on ....................................................................

* Please delete as applicable

In the presence of this witness:

Witness' Signature:

........................................................................

Full name of witness:

........................................................................

Address of witness:

........................................................................

........................................................................

........................................................................

Executed on behalf of QUOTIENT BIOCAMPUS LIMITED by

........................................................ (signature)

Full Name:........................................................

Director/Company Secretary/Authorised Signatory*

at......................................................................

on ....................................................................

* Please delete as applicable

In the presence of this witness:

Witness' Signature:

........................................................................

Full name of witness:

........................................................................

Address of witness:

........................................................................

........................................................................

........................................................................

(12)

This is Schedule referred to in the foregoing Lease between Scottish Enterprise and QUOTIENT BIOCAMPUS LIMITED relative to Site 3, Bio Campus, Roslin, Midlothian

Schedule

Part 1

The Subjects

ALL and WHOLE the subjects at Site 3, Bio Campus, Roslin, Midlothian, extending to 3.18 hectares or thereby as shown delineated in red on the Plan which subjects form part and portion of the subjects at Gowkley Moss Farm, Bush Loan, Milton Bridge, Penicuik, EH26 0NX, registered in the Land Register of Scotland under Title Number MID4540 together with (i) all rights which those Subjects benefit from as specified in the title to the Subjects and (ii) a right for construction traffic over the roads within the bio campus of which the Subjects form part.  [DWF:  the title only provides for vehicular traffic.  Construction traffic could be construed as increasing the burden]

(13)

Part 2

Landlord's Reserved Rights

1.There is reserved to the Landlords, their successors and to any persons to whom the Landlords may grant such rights (a) all necessary rights of access over the Subjects for the purposes of inspecting and monitoring the progress of the Development Works but only in accordance with the terms of this Lease; and (b) a servitude right of wayleave in respect of all existing and future service pipes, cables, wires and others (including without prejudice to the foregoing generality all electricity wires and cables) which now or in the future serve the Development or any part thereof and are situated within, over, through or under the Subjects by way of an existing route or routes or such other route or routes as the Landlords or their successors may reasonably require, such other route or routes to be subject to the prior written approval of the Tenants which approval shall not be unreasonably withheld or decision thereon unreasonably delayed (for the avoidance of doubt,  the Tenants shall not be unreasonably withholding  consent to any route or routes running through the buildings on the Subjects), together with all such necessary rights to lay, maintain, remove, repair or replace or renew the same  subject to the Landlords or their successors making good all damage caused by the exercise of such rights and exercising the rights in such a way to cause as little inconvenience as reasonably practicable to the occupiers of the Subjects.

(14)

Part 3

Title Transfer Provisions

1.	The Landlords shall grant the Validly Executed Disposition of the Subjects in favour of the Tenants or its nominees.
2.	The consideration for the grant of the Disposition shall be the sum of £1 only (exclusive of VAT).
3.

The date of entry in the Disposition shall be the twentieth Working Day after notice by either the Landlords or the Tenants in accordance with Clause 10 or such earlier date as may be agreed in writing

4.

The Landlords will apply to the Keeper for an Advance Notice for the Disposition, in the form adjusted with the Tenants, to be entered on the application record for the Subjects no earlier than 5 Working Days prior to the date of entry.  The cost of the Advance Notice for the Disposition will be met by the Landlords.

5.

The Landlords consent to the Tenants applying to the Keeper for Advance Notices for any deeds which the Tenants intend to grant in relation to the Subjects.  The cost of any Advance Notices which the Tenants apply for will be met by the Tenants.

6.

At the date of entry, the Landlord shall deliver to the Tenants (i) a Legal Report showing no entry adverse to the interest of the Landlords (ii) a Plans Report (Level 3) and (iii) Discharge of any Standard Security.  [DWF:  this is a transfer of part and a level 3 plan is required]

7.

The Disposition will contain the rights (if any) granted in favour of the Tenants in this Lease and the Reserved Rights in favour of the Landlords and the Landlords will deliver to the Tenants  a Land Register application form in respect of the same, as is necessary.

8.	The Tenants undertake to pay all Land and Buildings Transaction Tax payable on the disposition and register the disposition in the Land Register of Scotland within 21 days of the Date of Entry.
9.

Provided that the Disposition is presented for registration prior to the date of expiry of the Advance Notice registered in relation to the Disposition, the updated or newly created Title Sheet for the interest transferred by the Disposition will contain no exclusion or limitation of warranty in terms of Section 75 of the 2012 Act and disclose no entry, deed or diligence (including any charging order under the Buildings (Recovery of Expenses) (Scotland) Act 2014 or any notice of potential liability for costs registered under the Tenements (Scotland) Act 2004 or the Title Conditions (Scotland) Act 2003) prejudicial to the interest of the Tenants or its nominees other than such as are created by or against the Tenants or its nominees or have been disclosed to, and accepted in writing by, the Tenants or its nominees prior to the date of entry in the Disposition.

10.

The Landlords will deliver to the Tenants, on demand from time to time and at the Landlords' expense such documents and evidence as the Keeper may require to enable the Keeper to update or create (as the case may be) the Title Sheet of the Subjects to disclose the Tenants as the registered proprietors of the whole Subjects.

11.	The Landlords shall cooperate fully with the Tenants to procure that the Tenants’ applications for registration are dealt with by the Keeper as quickly as practicable.
12.	The minerals are included in the title transfer only to the extent to which the Landlords have any right to them.
12.1	Definitions

In Clause 12:

“Environment” means any and all organisms (including humans), ecosystems, natural or man-made buildings or structures, and the following media:

(a)	air (including air within buildings or structures, whether above or below ground)
(b)	water (including surface and ground water and water in wells, boreholes, pipes, sewers and drains); and
(c)	land (including surface land and sub-surface strata and any land under seabeds or rivers, wetlands or flood plains);

(15)

“Environmental Authority” means any person or legal entity (whether statutory or non-statutory or governmental or non-governmental) having regulatory authority under Environmental Law and/or any court of law or tribunal or any other judicial or quasi-judicial body;

“Environmental Law” means all laws, regulations, directives, statutes, subordinate legislation, rules of common law and generally all international, EU, national and local laws and all judgments, orders, instructions, decisions, guidance awards, codes of practice and other lawful statements of any Environmental Authority applying from time to time in relation to the Protective Strip in respect of pollution of or protection of the Environment or the production, processing, treatment, storage, transport or disposal of Hazardous Substances, in each case insofar as having the force of law;

“Hazardous Substances” means any natural or artificial substance (whether in solid or liquid form or in the form of a gas or vapour and whether alone or in combination with any other substance) capable of causing harm to the Environment and/or harm to the health of living organisms or other interference with the ecological systems of which they form part and/or harm to property and/or in the case of humans, offence caused to any sense;

12.2	Agreement as to Environmental Liabilities

The Landlords and the Tenants agree that:

12.2.1.

if any notice or requirement of any Environmental Authority made pursuant to Environmental Law is served on or made of either of them in respect of the Subjects or any Hazardous Substances attributable to the Subjects, then, as between the Landlords and the Tenants, the sole responsibility for complying with such notice or requirement is to rest with the Tenants to the exclusion of the Landlords; and

12.2.2

if any Environmental Authority wishes to recover costs incurred by it in carrying out any investigation, assessment, monitoring, removal, remedial or risk mitigation works under Environmental Law in respect of the Subjects or any Hazardous Substances attributable to the Subjects from either or both of the Landlords and the Tenants then, as between Landlords and the Tenants, the sole responsibility for the payment of such costs is to rest with the Tenants to the exclusion of the Landlords.

The agreements outlined under Clauses 12.2.1 and 12.2.2 are made with the intention that any Environmental Authority serving any notice or seeking to recover any costs should give effect to the agreements pursuant to the statutory guidance issued under Part IIA of the Environmental Protection Act 1990.

The Landlords and the Tenants agree that the appropriate Environmental Authority may be notified in writing of the provisions of Clause 12 if required to give effect to the agreements outlined under Clauses 12.2.1 and 12.2.2.

(16)

Part 4

Approved Plans and Specification

[insert approved Development Works plans and specifications]

(17)

Part 5

Disposition

[insert agreed Disposition]

[DWF to send]

(18)

Part 6

Plan

[insert lease plan]

EXHIBIT F

OFFER LETTER

(See attached)

OUR REF  S2742.1572/GLM/MGH

YOUR REF  CJM/AF/M43117.36

[Date]

DWF LLP

Dalmore House

310 St Vincent Street

Glasgow

G2 5QR

Dear Sirs

Site 3, Bio Campus, Roslin, Midlothian

On behalf of and as instructed by our clients, the Landlords, we offer to lease to your clients, the Tenants, the Premises, and that on the following terms and conditions:

1.	Definitions and interpretation
1.1	In this Offer (including the foregoing preamble):

"2012 Act"	means the Land Registration etc (Scotland) Act 2012;

"Advance Notice"	means an advance notice as defined in Section 56 of the 2012 Act;

"Date of Entry"	means the date of conclusion of Missives or such other date as may be agreed in writing;

“Deposit”	means the sum of TWENTY THOUSAND POUNDS (£20,000) STERLING, exclusive of VAT which shall be payable in addition;

"duly executed"

means executed in accordance with the requirements of Sections 3 and 7 and Schedule 2 or sections 9(B) and 9(C) of the Requirements of Writing (Scotland) Act 1995, or in such other manner as is acceptable to the Landlords;

“Guarantee”	means the guarantee to be granted by the Guarantor in favour of the Landlords of the Tenants’ obligations under the Lease in terms of the draft Guarantee contained in Part 3 of the Schedule;

“Guarantor”	means Quotient Limited, a company incorporated under the laws of Jersey with registered number 109886 and having their registered office at Elizabeth House, 9 Castle Street, St Helier, Jersey JE4 2QP;

"HMRC"	means HM Revenue & Customs;

"Interest"

means interest on the sum in question at 4% per annum above the base rate from time to time of the Royal Bank of Scotland plc from the date that such sum is due for payment or, if there is no such date specified, the date of demand for such sum until such sum is paid;

"Landlords"	means Scottish Enterprise established under the Enterprise and New Towns (Scotland) Act 1990 and having their principal place of business at Atrium Court, 50 Waterloo Street, Glasgow;

"Landlords' Solicitors"	means Shepherd and Wedderburn LLP, 191 West George Street, Glasgow, G2 2LB (Ref S2742.1572/MGH/GLM);

"LBTT"	means Land and Buildings Transaction Tax under the Land and Buildings Transaction Tax (Scotland) Act 2013;

"Lease"	means the lease referred to in clause 4 of this Offer and set out in Part 1 of the Schedule;

"Missives"	means the binding contract constituted by this Offer and all formal letters following on it (subject always to clause 13.1 of this Offer);

"Offer"	means this offer;

"Premises"	means the subjects known as Site 3, Bio Campus, Midlothian all as more particularly described in the Lease;

"Premium"	means the sum of NINE HUNDRED AND EIGHTY SIX THOUSAND EIGHT HUNDRED POUNDS (£986,800) STERLING, exclusive of all, if any, VAT paid and less the Deposit in so far as already paid to the Landlords;

"Schedule"	means the schedule of four parts annexed to this Offer;

“Standard Security”	means the standard security by the Tenants in favour of the Landlords over the Tenants’ interest in the Ground Lease in terms of the draft Standard Security contained in Part 2 of the Schedule;

"Tenants"

means QUOTIENT BIOCAMPUS LIMITED, a company incorporated under the Companies Acts with registered number SC514165 and having its registered office at Douglas Building Pentlands Science Park, Bush Loan, Penicuik, Midlothian, EH26 0PL;

"Tenants' Solicitors"	means DWF LLP, Dalmore House, 310 St Vincent Street, Glasgow, G2 5QR (Ref CJM);

“Undertaking”

means the undertaking to be granted by the Tenants’ Solicitors to the Landlords undertaking to register the Standard Security simultaneously with the Ground Lease, in terms of the draft undertaking contained in Part 4 of the Schedule;

"Working Day"	means any day on which clearing banks in Edinburgh, Glasgow and London are open for normal business.
2.	Price
2.1	Payment
2.1.1	The Landlords and the Tenants agree that the Premium (but not any VAT payable thereon) shall be paid in terms of the Ground Lease.
2.1.2

The Deposit will be paid by the Tenants on the Date of Entry by instantaneous bank transfer of cleared funds from the Tenants’ Solicitors’ client account to the Landlords’ Solicitors’ client account.  The Landlord’s solicitor will provide details of their client account within 5 working days of conclusion of missives.  If the Tenants fail to pay any sums due at the time and in the manner stated in this Clause 2.1.2 (time being of the essence), the Landlords shall be entitled to resile from the Missives, by written notice to that effect to the Tenants, provided the said notice is received prior to any subsequent payment of the Deposit in the foregoing manner. For the avoidance of doubt the Deposit shall be non-returnable.

2.1.3

Notwithstanding the foregoing the VAT due on the Premium and the Deposit will be paid by the Tenants on the Date of Entry by instantaneous bank transfer of cleared funds from the Tenants’ Solicitors’ client account to the Landlords’ Solicitors’ client account in exchange for a valid VAT invoice addressed to the Tenants.

2.1.4	A payment not made in accordance with Clause 2.1.2 and/or 2.1.3 may be refused.
2.2	Interest

If the VAT payable on the Premium and the Deposit or any part of it is not paid to the Landlords on the Date of Entry then notwithstanding consignation or that the Tenants have not taken entry, the Tenants will pay to the Landlords Interest on the outstanding money.

2.3	Cancellation of Sale/Lease

If the Tenants fail to pay the VAT payable on the Premium and the Deposit with Interest as set out in Clause 2.2 within 10 Working Days after the Date of Entry the Landlords will be entitled (but not bound) to rescind the Missives.  If the Landlords rescind the Missives as aforesaid or resile in terms of Clause 2.1.2 above, the Lease shall terminate contemporaneously with the date of termination of the Missives and the parties to the Missives shall do all necessary things to document such termination where reasonably called upon to do so.

2.	Duration/Rent
3.1	The Lease will endure for the period from and including the Date of Entry until the date falling 99 years after the Date of Entry.
3.2	The annual rent payable under the Lease will be ONE POUND (£1) STERLING (exclusive of Value Added Tax) payable as provided for in the Lease.
4.	The Lease

The Lease to be entered into between the Landlords and the Tenants will be in the form of the draft lease contained in Part 1 of the Schedule, which draft sets out the whole remaining terms and conditions of the Lease and will be deemed incorporated into this Offer mutatis mutandis, but incorporating such other additions and modifications as may be necessary to reflect the terms of this Offer and the Missives.

5.	Advance Notice
5.1

The Landlords will apply to the Keeper for an Advance Notice for the Lease, in the form adjusted with the Tenants, to be either (i) entered on the application record for the larger subjects of which the Premises form a part or (ii) recorded in the Register of Sasines, no earlier than 5 Working Days prior to the Date of Entry.  The cost of the Advance Notice for the Lease will be met by the Landlords.

5.2

The Landlords consent to the Tenants applying to the Keeper for Advance Notices for any deeds which the Tenants intend to grant in relation to the Premises.  The cost of any Advance Notices which the Tenants apply for will be met by the Tenants.

5.3

If the Landlords resile from the Missives in terms of Clause 2.1.2 or rescind the Missives in the circumstances set out in clause 2.3 the Tenants consent to the discharge of the Advance Notice for the Lease and the Tenants confirm that they will immediately discharge at their own cost any Advance Notice submitted by them if requested to do so by the Landlords.

5.4

If settlement is likely to occur after the Date of Entry, the Landlords, if requested to do so by the Tenants, will apply for a further Advance Notice for the Lease, in the form adjusted with the Tenants, and the cost of any additional Advance Notices will be met:

5.4.1	by the Landlords, if the delay in settlement is due to any failure or breach by or on behalf of the Landlords to implement their obligations under the Missives on time; or
5.4.2	by the Tenants, if the delay in settlement is due to any failure or breach by or on behalf of the Tenants to implement their obligations under the Missives on time.
5.5	The Landlords' Solicitors will not provide any letter of obligation or undertaking to clear the records of any deed, decree or diligence.
6.	Completion of Lease
6.1

The Landlords shall execute the Lease and deliver the same to the Tenants within 21 days of the Date of Entry.  The Tenants will ensure that the Lease is duly executed by the Tenants, and that a certified copy of the executed Lease is returned to the Landlords' Solicitors within 21 days after the date of delivery of the engrossment of the Lease, duly executed by the Landlords, to the Tenants' Solicitors, together with evidence of the valid execution of the Lease by the Tenants.

6.2	If the transaction contemplated by the Missives is notifiable for LBTT purposes, the Tenants will submit to Revenue Scotland an LBTT Return.

6.3	Within 7 days after receipt by the Tenants of the electronic submission receipt issued by Revenue Scotland, the Tenants will
6.3.1

submit the Lease to the Books of Council and Session for registration for preservation and execution and will obtain 3 extracts of it, and will deliver 2 of the extracts to the Landlords' Solicitor for the use of the Landlords within 7 days of receipt of the extracts; and

6.3.2

be responsible for dealing with registration of the Lease in the Land Register and will deliver to the Landlords (i) a copy of the Keeper's acknowledgement of receipt showing the Title Number to be allocated to the Title Sheet for the Tenants' interest within 14 days of receipt of the same and (ii) within 7 days after receipt by the Tenants of a pdf of the Title Sheet in respect of that interest, a copy of the pdf of the Title Sheet, with a colour copy of the Title Plan(s).

6.4

The Tenants acknowledge that if they breach the terms of their obligations in clauses 6.2 and 6.3 inclusive, they will indemnify the Landlords in respect of loss suffered by the Landlords by virtue of such delay.

7.	Tenants' obligations

Subject to the foregoing provisions of this Offer, if for any reason the Lease is not executed by the Date of Entry, the Landlords and the Tenants agree to be bound by the whole obligations and provisions specified in the Lease during the period from and after the Date of Entry.

8.	Title

By acceptance of this Offer, the Tenants are deemed to have satisfied themselves in all respects with the Landlords' title to the Premises both as to the extent and description of the Premises and the burdens and conditions affecting the Premises, and the Tenants will be bound to accept the title as it stands subject to Clause 10 and the exhibition of a legal report in terms of Clause 9.2.

9.	Settlement

On the Date of Entry the Landlords will deliver to the Tenants:

9.1	the Lease, duly executed by the Landlords;
9.2	a legal report brought down to a date as near as practicable to the Date of Entry which report will show:
(i)	no entries adverse to the Landlords’ interest in the Premises;
(ii)	the Advance Notice for the Lease; and
(iii)	no other Advance Notices other than those submitted by the Tenants and those disclosed to and accepted by the Tenants in writing prior to the Date of Entry;
9.3

a letter of consent to the grant of the Lease from any heritable creditor of the Landlords holding a heritable security over the Premises and/or if applicable, a letter of non-crystallisation from the holder of any floating charge affecting the Premises;

9.4	a valid VAT invoice addressed to the Tenants in respect of the VAT due on the Premium and on the Deposit;
9.5	all necessary signed Land Registration Forms for the registration of the Standard Security in the Land Register;

Simultaneously and in exchange for the above items the Tenants will deliver to the Landlords on the Date of Entry:-

9.6	the Guarantee, duly executed by the Guarantors plus Jersey legal opinion of Quotient Limited to be in agreed form by both parties acting reasonably;
9.7	a certified true copy of the Standard Security, duly executed by the Tenants; and
9.8	the duly executed Undertaking.

10.	Post completion
10.1

Provided that the Lease is presented for registration prior to the date of expiry of the Advance Notice registered in relation to the Lease, the updated or newly created Title Sheet for the Lease will contain no exclusion or limitation of warranty in terms of Section 75 of the 2012 Act and will disclose no entry, deed or diligence (including any charging order under the Buildings (Recovery of Expenses) (Scotland) Act 2014 or any notice of potential liability for costs registered under the Tenements (Scotland) Act 2004 or the Title Conditions (Scotland) Act 2003) prejudicial to the interest of the Tenants other than such as are created by or against the Tenants or have been disclosed to, and accepted in writing by, the Tenants prior to the Date of Entry except for the Standard Security.

10.2

The Landlords will register the Guarantee in the Books of Council and Session and provide one extract to the Tenants, subject to the Tenants paying to the Landlords the costs of registration and obtaining two extracts.

11.	Frustration

Unless the parties otherwise agree in writing the Missives will remain in full force and effect notwithstanding any damage to or destruction of the Premises which may occur prior to the Date of Entry.

6.	Missives Personal

Quotient Biocampus Limited will not be entitled to assign, absolutely or in security, or otherwise part with or deal in any way with the rights conferred on them by the Missives other than as permitted in terms of the Lease.

7.	Prior communings
13.1	Any letter forming part of the Missives and any amendment to or variation of the Missives will require to be duly executed.
13.2

The Missives set out the entire agreement and understanding between the Landlords and the Tenants in relation to the Lease of the Premises and will supersede all previous proposals, agreements and other communications whether written, oral or otherwise relating to it.

14.	Time limit for acceptance

This Offer, unless previously withdrawn or amended, is open for written acceptance reaching us here not later than [          ].

Yours faithfully

…………………………………………..………….., a Member For and on behalf of Shepherd and Wedderburn LLP, as agents for Scottish Enterprise	………………………………………………………... (Witness) of 191 West George Street, Glasgow

schedule

Part 1

The Lease

Part 2

Standard Security

Part 3

Guarantee

Part 4

Undertaking

[need draft from DWF]

Part 5

Opinion Letter

EXHIBIT G

SCOTTISH LEASE GUARANTEE

(See attached)

GUARANTEE

by

Quotient Limited

in favour of

Scottish Enterprise

Property: Site 3, Biocampus, Penicuik, Midlothian

Shepherd and Wedderburn LLP

191 West George Street

Glasgow

G2 2LB

DX GW409 Glasgow

T: +44 (0)141 566 9900

F: +44 (0)141 565 1222

www.shepwedd.co.uk

GUARANTEE

by

QUOTIENT LIMITED, , a company incorporated under the laws of Jersey with registered number 109886 and having their registered office at Elizabeth House, 9 Castle Street, St Helier, Jersey JE4 2QP  ("Guarantors");

in favour of

SCOTTISH ENTERPRISE, established under the Enterprise and New Towns (Scotland) Act 1990 and having their principal place of business at Atrium Court, 50 Waterloo Street, Glasgow, and includes where the context so requires their successors as landlords under the Lease ("Landlords");

WHEREAS:

(A)	The Landlords are in right of the landlord's part of the Lease.
(B)	The Tenants are in right of the tenant's part of the Lease.
(C)	The Guarantors have agreed to guarantee the obligations of the Tenants under the Lease;

IT IS AGREED as follows:

1.	Definitions and Interpretation
1.1	In this Guarantee:

"Guaranteed Obligations"

means all past, present, future and contingent obligations of the Tenants:

(a)      to pay all rents and other sums; and

(b)      to perform and fulfil all other obligations

which are now or may at any time in the future become due by the Tenants to the Landlords in terms of the Lease;

"Interest"

means interest on the sum in question at four per cent per annum above the base rate from time to time of the Royal Bank of Scotland plc from the date that such sum is due for payment or, if there is no such date specified, the date of demand for such sum until such sum is paid;

"Lease"	means the lease about to be entered into between the Landlords and the Tenants on or around the date hereof and about to be registered in the Books of Council and Session;

"Property"	means Site 3, Biocampus, Roslin, Midlothian being the subjects more particularly described in the Lease;

"Relevant Event"		means any of the following events or circumstances:
	(i)	The Tenants going into liquidation including provisional liquidation or a petition being presented or resolution proposed or passed for their liquidation;
	(ii)	The Tenants having a receiver appointed in respect of any part of their undertaking or assets;
	(iii)	The Tenants being dissolved, struck off or otherwise ceasing to exist;
	(iv)	The Landlords serving notice on the Tenants that an event has occurred which entitles the Landlords to irritate the Lease;
	(v)	The Lease being terminated by reason of irritancy;
	(vi)	The Tenants having an administrator appointed or a petition being presented for the appointment of an administrator or notice of intention to appoint an administrator being given;
	(vii)	The Tenants instituting or giving notice of or indicating an intention to institute a voluntary arrangement or composition in respect of their debts or affairs; or
	(viii)	The Tenants becoming unable to pay their debts within the meaning of section 123 of the Insolvency Act 1986;

"Tenants"

Means QUOTIENT BIOCAMPUS LIMITED, a company incorporated under the Companies Acts with registered number SC514165 and having its registered office at Douglas Building Pentlands Science Park, Bush Loan, Penicuik, Midlothian, EH26 0PL;

"Working Day"	means a day on which clearing banks in Edinburgh and Glasgow are open for normal business.
1.2	In this Guarantee, unless otherwise specified or the context otherwise requires:
1.2.1	any reference to one gender includes all other genders;
1.2.2	words in the singular only include the plural and vice versa;
1.2.3	any reference to the whole is to be treated as including reference to any part of the whole;
1.2.4

ny reference to a person includes a natural person, corporate or unincorporated body (whether or not having separate legal personality); words importing individuals include corporations and vice versa;

1.2.5

any references to this Guarantee or to the Lease or to any other document are references to this Guarantee, the Lease or to that other document as varied, supplemented, assigned, novated or replaced from time to time;

1.2.6	any reference to a Clause is to the relevant Clause of this Guarantee;
1.2.7	any reference to a statute or statutory provision includes any subordinate legislation which is in force from time to time under that statute or statutory provision;
1.2.8	any reference to any statute, statutory provision or subordinate legislation is a reference to it as it is in force from time to time taking account of any amendment or re-enactment;
1.2.9

any phrase introduced by the words "including", "include", "in particular" or any similar expression is to be construed as illustrative only and is not to be construed as limiting the generality of any preceding words;

1.2.10	references to writing or written do not include faxes or e-mail;
1.2.11

where at any one time there are two or more persons included in the expression "Guarantors" obligations contained in this Guarantee which are expressed to be made by the Guarantors are binding jointly and severally on them and their respective executors and representatives whomsoever without the necessity of discussing them in their order;

1.3	The headings in this Guarantee are included for convenience only and are to be ignored in construing this Guarantee.
1.4	Unless the context otherwise requires, words and expressions which are defined in the Lease will bear the same meanings for the purposes of this Guarantee.
2.	Guarantee

The Guarantors irrevocably and unconditionally guarantee to the Landlords full and punctual payment or performance by the Tenants of the Guaranteed Obligations as and when they fall due for payment or performance and failing such payment or performance by the Tenants the Guarantors will on demand by the Landlords make payment or effect performance of the Guaranteed Obligations in question together with:

all liabilities, losses, costs, damages and expenses incurred by the Landlords by reason of or in connection with any such failure together with Interest; and

all costs and expenses properly and reasonably incurred by the Landlords in connection with the enforcement of this Guarantee together with Interest.

3.	Primary Obligation

The obligations of the Guarantors under this Guarantee will be independent primary obligations and not merely those of guarantor or cautioner and if any of the Guaranteed Obligations are not, or cease to be, valid and enforceable for any reason whatever (whether or not known to the Landlords) or for any reason are not recoverable from or capable of performance by the Guarantors under Clause 2 the Guarantors will still be liable to the Landlords in respect of such Guaranteed Obligations as if they were fully valid and enforceable and/or recoverable or capable of performance and the Guarantors were principal debtor in place of the Tenants.

4.	Indemnity
4.1

The Guarantors undertake to indemnify the Landlords on demand against all liabilities, losses, costs, damages and expenses which the Landlords may incur by reason of or in connection with any failure by the Tenants to make payment of or perform any of the Guaranteed Obligations as and when they fall due or as a result of any of the Guaranteed Obligations being or becoming void or unenforceable for any reason or the Guaranteed Obligations for any reason not being recoverable or capable of performance under Clause 2, together with Interest.

4.2

The Guarantors undertake to indemnify the Landlords on demand against all liabilities, losses, costs, damages and expenses which the Landlords may incur by reason of or in connection with the Tenants proposing or entering into any company voluntary arrangement or other scheme or arrangement having or purporting to have the effect of impairing, compromising or releasing any or all of the Guarantors' obligations under this Guarantee.

5.	Guarantors to take new lease

Without prejudice to any other provision of this Guarantee if a Relevant Event occurs, the Landlords may serve notice on the Guarantors within six months after the Relevant Event requiring the Guarantors to accept, as required by the Landlords, either:

5.1

a new lease of the Property for a period equal to the residue of the term of the Lease which would have remained if the Relevant Event had not occurred, at the same rent and on the same terms as the Lease commencing on the date of the Relevant Event, except that any works carried out by or on behalf of the Tenants (or their predecessors as tenants under the Lease) shall be treated by reference to the date of entry under the Lease and not the date of the Relevant Event; or

5.2	an assignation to the Guarantors of the Tenants' interest under the Lease, effective from the date of the Relevant Event.
6.	Duration

This Guarantee will be a continuing security notwithstanding any intermediate payment or performance and will remain in force so long as any liability (including any future or contingent liability):

6.1	on the part of the Tenants under the Lease, or
6.2	on the part of the Guarantors under this Guarantee

remains unfulfilled unless discharged by the Landlords in accordance with Clause 8.

7.	Non-impairment

This Guarantee will not be discharged or prejudiced by:

7.1

the Landlords holding, acquiring, failing to perfect, releasing or giving up any obligation, security or remedy (present or future) for the obligations of the Tenants under the Lease or any neglect, delay or forbearance on the part of the Landlords in enforcing such obligation, security or remedy;

7.2	the Landlords giving time or any other indulgence to the Tenants;
7.3	any variation, amendment, supplement or extension whether formal or informal, of the terms of the Lease or the implementation of any rent review provisions in the Lease;

7.4	the Landlords irritating the Lease;
7.5	the Landlords releasing any person(s) comprised in the Tenants from liability under the Lease, or
7.6	any other act, omission or event whereby (but for this Clause) the Guarantors would be discharged in whole or in part from this Guarantee.
8.	Discharge

If the Tenants assign their interest under the Lease in accordance with the terms of the Lease, or the Landlords accept a renunciation of the Tenants' interest under the Lease, the Landlords will at the request and cost of the Guarantors grant a valid discharge of this Guarantee as at the date of valid intimation of such assignation or the effective date of such renunciation (as the case may be) provided that there are no outstanding claims under the Guarantee, or if there are any such claims, upon such claims being satisfied in full.

9.	Assignation

The Landlords have the right to assign or transfer this Guarantee to their successors as landlords under the Lease without the consent of the Guarantors.

The Guarantors do not have the right to assign or transfer their rights or obligations under this Guarantee.

10.	Postponement of Claims by Guarantors
10.1

Until the Guaranteed Obligations have been fully and unconditionally paid or performed, the Guarantors will not be entitled to share any security held or money received by the Landlords on account of the Guaranteed Obligations.

10.2

Until the Guaranteed Obligations have been fully and unconditionally paid or performed, the Guarantors waive their rights of subrogation, reimbursement and indemnity against the Tenants and any other person and any other right they may have to stand in the place of the Landlords in respect of any security from or money payable by the Tenants or any other person.

10.3

Until the Guaranteed Obligations have been fully and unconditionally paid or performed, the Guarantors will have no recourse, nor be entitled to pursue any right or remedy, against the Tenants arising from the performance of any of the Guarantors’ obligations under this Guarantee.

10.4

In the event of the liquidation, receivership, administration, sequestration or other insolvency or dissolution of the Tenants the Guaranteed Obligations will be deemed to continue to be due and outstanding until fully and unconditionally paid or performed.  The Landlords will be entitled to claim in the liquidation, receivership, administration, sequestration or other insolvency of the Tenants for the full amount of the Guaranteed Obligations and to retain the whole of the dividends from such claim to the exclusion of any rights of the Guarantors as guarantor in competition with the Landlords until the Landlords' claim is satisfied in full.

11.	Exclusion of Set Off
11.1

All payments due by the Guarantors under this Guarantee will be made without any retention, deduction, set-off or counterclaim and free from any deduction or withholding for or on account of any taxes or other charges in the nature of taxes imposed by any competent authority.  If any such deduction or withholding shall be required by law the Guarantors will pay the Landlords such additional amount as may be necessary to ensure that the Landlords receive the full amount of the relevant payment as if such deduction or withholding had not been made.

11.2

The Guarantors will not be entitled to withhold or restrict performance of any obligation by them  under this Guarantee by reason of any purported right or claim of retention, set off or counterclaim or for any other reason.

12.	Certificate

A certificate signed by any authorised signatory on behalf of the Landlords will, except in the case of manifest error, conclusively constitute the amount of the Guaranteed Obligations or any sum due by the Guarantors under Clause 13 or any other provision of this Guarantee at the relevant time for all purposes of this Guarantee.

13.	Costs
13.1	The Guarantors will pay to the Landlords within five Working Days after written demand:
13.1.1	the costs of registering this Guarantee in the Books of Council and Session and of obtaining three extracts (one of which will be delivered to the Guarantors' solicitors);
13.1.2

the legal fees and expenses reasonably and properly incurred by the Landlords in connection with the preparation and completion of any new lease or assignation entered into under the terms of Clause 5 including the registration dues on such new lease or assignation and of obtaining three extracts (one of which will be delivered to the Guarantors' solicitors);

13.1.3	all Value Added Tax on any of the fees, costs and expenses set out above.
13.2	If any amount specified in Clause 13.1 is not paid within 14 days of demand the Guarantors will pay Interest on such amounts.
13.3	The Guarantors will be responsible for any Land and Buildings Transaction Tax chargeable on any such new lease or assignation.
14.	Notices
14.1

Any notice, demand, request or certificate required by this Guarantee will be in writing and may be delivered personally or sent by post to the relevant party using the relevant details specified in Clause 14.3.

14.2	Any notice, demand, request or certificate will be deemed to be received:
14.2.1	If delivered personally, (with proof of delivery) at the time of delivery;
14.2.2	if sent by recorded delivery post, 48 hours after the date of posting; and
14.2.3	in the case of fax, at the time when the sender’s fax machine confirms transmission;

Provided that if, in the case of personal delivery or transmission by fax, such delivery or transmission occurs outwith normal business hours on a Working Day or on a day which is not a Working Day, delivery will be deemed to occur on the next Working Day.

14.3	The details referred to in Clause 14.1 are:

Guarantors

Address:Quotient, Pentlands Science Park, Bush Loan, Penicuik, Midlothian EH26 0PL

For the attention of:Roland Boyd

Fax number:  0131 445 6184

Landlords

Address[                     ]

For the attention of[                     ]

or such other address or person as may be notified in writing from time to time by the relevant party to the other party for the purposes of this Clause.

15.	Applicable Law and Jurisdiction

This Guarantee is governed by and is to be construed in accordance with the law of Scotland and in so far as not already subject to it, the parties irrevocably submit to the non-exclusive jurisdiction of the Scottish Courts.

16.	Registration

The Guarantors consent to the registration of this Guarantee and any certificate pursuant to this Guarantee for preservation and execution: IN WITNESS WHEREOF

Executed on behalf of Scottish Enterprise by

........................................................ (signature)

Full Name:........................................................

Director/Company Secretary/Authorised Signatory*

at......................................................................

on ....................................................................

* Please delete as applicable

In the presence of this witness:

Witness' Signature:

........................................................................

Full name of witness:

........................................................................

Address of witness:

........................................................................

........................................................................

........................................................................

Executed on behalf of Quotient Limited by

........................................................ (signature)

Full Name:........................................................

Director/Company Secretary/Authorised Signatory*

at......................................................................

on ....................................................................

* Please delete as applicable

In the presence of this witness:

Witness' Signature:

........................................................................

Full name of witness:

........................................................................

Address of witness:

........................................................................

........................................................................

........................................................................

EXHIBIT H

SCOTTISH LEASE SECURITY AGREEMENT

(See attached)

STANDARD SECURITY by Quotient Biocampus Limited in favour of Scottish Enterprise
Property:Site 3, Biocampus, Roslin, Midlothian

Shepherd and Wedderburn LLP
191 West George Street Glasgow
G2 2LB
DX GW409 Glasgow
T: +44 (0)141 566 9900
F: +44 (0)141 565 1222
www.shepwedd.co.uk

1

WE, QUOTIENT BIOCAMPUS LIMITED, a company incorporated under the Companies Acts with registered number SC514165 and having its registered office at Douglas Building Pentlands Science Park, Bush Loan, Penicuik, Midlothian, EH26 0PL (hereinafter referred to as "the Proprietor") hereby IN SECURITY of all sums and obligations due and that may become due to SCOTTISH ENTERPRISE, established under the Enterprise and New Towns (Scotland) Act 1990 and having their principal place of business at Atrium Court, 50 Waterloo Street, Glasgow, and their successors and assignees (hereinafter referred to as "the Creditor") in terms of the Lease between the Creditor and the Proprietor dated [insert date] (the “Lease”) (hereinafter referred to as "the Borrower") or any variation or alteration thereof GRANT a Standard Security in favour of the Creditor over the tenants’ interest in the Lease of ALL and WHOLE [insert description and plan from Lease];   The Standard Conditions specified in Schedule 3 to the Conveyancing and Feudal Reform (Scotland) Act 1970, as amended, and any lawful variation thereof operative for the time being shall apply and we, the Borrower and the Proprietor, agree that Standard Condition 5(a) shall be varied to the effect that the sum for which the security subjects shall be insured in terms of said Condition 5(a) shall be reinstatement value and not market value;

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And we grant warrandice:  IN WITNESS WHEREOF

Executed on behalf of Scottish Enterprise by

........................................................ (signature)

Full Name:........................................................

Director/Company Secretary/Authorised Signatory*

at......................................................................

on ....................................................................

* Please delete as applicable

In the presence of this witness:

Witness' Signature:

........................................................................

Full name of witness:

........................................................................

Address of witness:

........................................................................

........................................................................

........................................................................

Executed on behalf of Quotient Biocampus Limited by

........................................................ (signature)

Full Name:........................................................

Director/Company Secretary/Authorised Signatory*

at......................................................................

on ....................................................................

* Please delete as applicable

In the presence of this witness:

Witness' Signature:

........................................................................

Full name of witness:

........................................................................

Address of witness:

........................................................................

........................................................................

........................................................................